Income Taxes	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

14.  Income Taxes

Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax expense consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2017	2016	2015
Income before income taxes:
Domestic	$172.2	$150.1	$145.5
Foreign	194.8	180.4	177.1

Income before income taxes:	$367.0	$330.5	$322.6

Income tax expense:
Current:
Domestic	$(15.2)	$(12.6)	$(11.9)
Foreign	(36.0)	(59.2)	(39.3)

Current income tax expense	(51.2)	(71.8)	(51.2)

Deferred:
Domestic	(4.0)	(5.6)	(3.7)
Foreign	(35.3)	(8.7)	23.6

Deferred income tax (expense) benefit	(39.3)	(14.3)	19.9

Total income tax expense	$(90.5)	$(86.1)	$(31.3)

Income tax expense computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax expense is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2017	2016	2015
Income tax expense computed at the statutory tax rates	$(84.4)	$(79.1)	$(75.0)
US state income taxes, net of the federal benefit	(3.0)	(3.6)	(2.4)
Asbestos - effect of foreign exchange	0.8	(0.8)	48.3
Expenses not deductible	(2.5)	(2.0)	(3.4)
Non-assessable items	0.4	1.9	0.5
US manufacturing deduction	2.2	4.1	2.6
Foreign taxes on domestic income	(2.1)	(5.7)	(0.7)
Amortization of intangibles	2.8	2.9	2.8
Taxes on foreign income	(5.4)	(7.4)	(4.5)
Other items	0.7	3.6	0.5

Total income tax expense	$(90.5)	$(86.1)	$(31.3)

Effective tax rate	24.7%	26.1%	9.7%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2017	2016
Deferred tax assets:
Asbestos liability	$356.6	$384.9
Other provisions and accruals	52.8	49.0
Net operating loss carryforwards	24.2	24.2
Foreign tax credit carryforwards	107.5	112.4

Total deferred tax assets	541.1	570.5
Valuation allowance	(110.4)	(115.0)

Total deferred tax assets net of valuation allowance	430.7	455.5

Deferred tax liabilities:
Depreciable and amortizable assets	(130.0)	(117.4)
Other	(12.0)	(9.4)

Total deferred tax liabilities	(142.0)	(126.8)

Total deferred taxes, net	$288.7	$328.7

Deferred income taxes include European and Australian net operating loss carry-forwards. At 31 March 2017, the Company had European tax loss carry-forwards of approximately US$6.4 million and Australian tax loss carry-forwards of approximately US$17.8 million that are available to offset future taxable income in the respective jurisdiction. The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The European tax loss carry-forwards relate to losses incurred in prior years during the establishment of the European business. At 31 March 2017, the Company had a valuation allowance against a portion of the European tax loss carry-forwards in respect of which realization is not more likely than not. During the year ended 31 March 2016, the Company reversed a valuation allowance of US$4.2 million for a portion of its European tax loss carry-forwards for which realization is now more likely than not. At 31 March 2017, the Company had European tax loss carry-forwards of approximately US$6.4 million that are available to offset future taxable income, of which US$3.5 million will never expire. Carry-forwards of US$2.9 million will expire in fiscal years 2018 through 2026.

The Australian tax loss carry-forwards primarily result from current and prior year tax deductions for contributions to AICF. James Hardie 117 Pty Limited, the performing subsidiary under the AFFA, is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. At 31 March 2017, the Company recognized a tax deduction of US$55.3 million (A$73.4 million) for the current year relating to total contributions to AICF of US$312.3 million (A$366.9 million) incurred in tax years 2013 through 2017.

At 31 March 2017, the Company had foreign tax credit carry-forwards of US$107.5 million that are available to offset future taxes payable. At 31 March 2017, the Company had a 100% valuation allowance against the foreign tax credit carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realization of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realize its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2017. In the future, based on review of the empirical evidence by management at that time, if management determines that realization of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realizable value.

Income taxes payable represents taxes currently payable which are computed at statutory income tax rates applicable to taxable income derived in each jurisdiction in which the Company conducts business.

At 31 March 2017, the Company had income taxes currently payable of US$1.9 million, after taking into account total income tax and withholding tax paid, net of refunds received, during the year ended 31 March 2017 of US$51.5 million. Income taxes were paid in Canada, Ireland, New Zealand, the Philippines and the United States. Withholding taxes were paid or refunded in Australia, Canada, New Zealand and the Philippines.

At 31 March 2017, the Company intends to indefinitely reinvest the undistributed earnings of approximately US$201.9 million of a certain subsidiary owned by its US subsidiary, and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to these undistributed earnings is impracticable to determine at this time.

Due to the size and nature of its business, the Company is subject to ongoing reviews by taxing jurisdictions on various tax matters. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

The Company or its subsidiaries files income tax returns in various jurisdictions including Ireland, the United States, Australia, New Zealand, the Philippines and The Netherlands. The Company is no longer subject to US federal examinations by US Internal Revenue Service (“IRS”) for tax years prior to tax year 2014 and Australian federal examinations by the Australian Taxation Office (“ATO”) for tax years prior to tax year 2013.

Taxing authorities from various jurisdictions in which the Company operates are in the process of reviewing and auditing the Company’s respective jurisdictional tax returns for various ranges of years. The Company accrues tax liabilities in connection with ongoing audits and reviews based on knowledge of all relevant facts and circumstances, taking into account existing tax laws, its experience with previous audits and settlements, the status of current tax examinations and how the tax authorities view certain issues.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits and interest and penalties are as follows:

(Millions of US Dollars)	Unrecognized tax benefits	Interest and Penalties
Balance at 31 March 2014	$0.5	$-

Additions for tax positions of the current year	4.2	0.1
Additions for tax positions of prior year	0.2	0.2

Balance at 31 March 2015	$4.9	$0.3

Additions for tax positions of the current year	0.2	-
Reductions in tax positions of prior year	(4.1)	(0.3)
Settlements paid during the current period	(0.3)	-

Balance at 31 March 2016	$0.7	$-

Additions for tax positions of the current year	0.1	-
Reductions in tax positions of prior year	(0.1)	-

Balance at 31 March 2017	$0.7	$-

At 31 March 2017, the total amount of unrecognized tax benefits and the total amount of interest and penalties accrued by the Company related to unrecognized tax benefits that, if recognized, would affect the tax expense is US$0.7 million and nil, respectively.

The Company recognizes penalties and interest accrued related to unrecognized tax benefits in income tax expense. During the years ended 31 March 2017, 2016 and 2015, income of nil, income of US$0.3 million and expense of US$0.3 million, respectively, relating to interest and penalties was recognized within income tax expense arising from movements in unrecognized tax benefits.

The liabilities associated with uncertain tax benefits are included in Other liabilities on the Company’s consolidated balance sheets.

A number of years may elapse before an uncertain tax position is audited or ultimately resolved. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognized tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.